BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio
(the “Fund”)

Supplement dated March 9, 2015
to the Summary Prospectus dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Fredericks	2011	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2011	Director of BlackRock, Inc.
Alex Shingler, CFA	2015	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.